UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2026

Edesa Biotech, Inc.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spy Court, Markham, Ontario, Canada	L3R 5H6
(Address of Principal Executive Offices)	(Zip Code)

(289) 800-9600

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares	EDSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 24, 2026, Edesa Biotech, Inc. (the “Company”) announced positive additional data from a Phase 3 study of paridiprubart.

The results represent a broader, 278-patient population, which includes both previously reported 104 patients requiring invasive mechanical ventilation (“IMV”) as well as 174 non-IMV patients. Across this full population, the Company’s first-in-class anti-TLR4 antibody demonstrated a statistically significant reduction in 28-day mortality. Treatment benefits were consistent across severity groups and in patients with serious comorbidities.

The primary endpoint was achieved for the full treatment population of 278 randomized subjects. Paridiprubart reduced adjusted 28-day mortality to 24% from 33%, a 27% relative reduction in the risk of death (p<0.001). In addition, subjects receiving paridiprubart demonstrated a higher relative rate of clinical improvement by Day 28. Paridiprubart or placebo were provided in addition to standard of care treatments (“SOC”).

In an exploratory analysis of a milder population of 174 randomized patients who did not meet the study’s IMV-based inclusion criteria, paridiprubart + SOC reduced adjusted 28-day mortality to 15% from 23% (placebo + SOC), a 35% relative reduction in the risk of death (p<0.005).

The Company also reported that exploratory analyses across a patient population of up to 108 randomized subjects consistently demonstrated reduced adjusted mortality for paridiprubart + SOC vs. placebo + SOC at 28 days in subjects with clinically important comorbidities:

•	Acute Kidney Injury: 35% relative reduction (35% paridiprubart vs. 53% placebo; p<0.05, n=48)

•	Sepsis: 36% relative reduction (40% paridiprubart vs. 63% placebo; p<0.05, n=41)

•	Pneumonia: 30% relative reduction (35% paridiprubart vs. 49% placebo; p<0.05, n=108)

Overall rates of adverse events, serious adverse events, infections and treatment discontinuations were low and similar between the paridiprubart and placebo groups. The safety profile was consistent with prior clinical exposures, with more than 400 patients now having received paridiprubart.

Based in part on these positive results, the Company has filed provisional patent applications with the United States Patent and Trademark Office covering the use of paridiprubart in the treatment of sepsis, acute kidney injury and pneumonia. The Company’s core composition-of-matter patents extend into the 2030s.

Paridiprubart is currently being evaluated in a separate U.S. government-funded study of Acute Respiratory Distress Syndrome patients. Enrollment is ongoing for up to approximately 200 randomized subjects for the Company cohort. The Company’s paridiprubart development program, including manufacturing scale-up, late-stage development and commercial readiness, also receives funding from the Government of Canada.

Detailed Results

Data were derived from the full study safety population of 278 patients. The previously reported 104-patient IMV ITT cohort represents a prespecified subset of this population. Patients in the full 278-patient safety population were randomly assigned (1:1) to SOC with paridiprubart (n=138), or SOC with placebo (n=140). Baseline characteristics and SOC were balanced between treatment groups.

The following tables summarize the key additional results:

Primary Endpoint: Mortality Rate at 28 Days
Multivariate Logistic Regression Derived Risk Differences, 95%CI

Population	Paridiprubart	Placebo	P-Value
All (n=278)	0.24 (0.21, 0.27)	0.33 (0.29, 0.37)	<0.001
IMV ITT (n=104)	0.39 (0.35, 0.44)	0.52 (0.47, 0.58)	<0.001

Adjusted model derived adjusted mortality estimates: variables included age, baseline WHO Covid-19 Severity Scale (WCSS), baseline antiviral use, baseline corticosteroid use, baseline immunomodulator use, concomitant antiviral use, concomitant corticosteroid use, concomitant immunomodulator use. All (safety population) n=278; Intent to treat (ITT) IMV population n=104

Secondary Endpoint: Achievement of ≥2-Point Improvement in WCSS at 28 Days
Multivariate Logistic Regression Derived Risk Differences, 95%CI

Population	Paridiprubart	Placebo	P-Value
All (n=278)	0.52 (0.48, 0.56)	0.45 (0.41-0.48)	<0.01
IMV ITT (n=104)	0.38 (0.31, 0.45)	0.27 (0.21, 0.33)	<0.05

Adjusted risk estimate: variables included age, baseline WCSS, baseline antiviral use, baseline corticosteroid use, baseline immunomodulator use, concomitant antiviral use, concomitant corticosteroid use, concomitant immunomodulator use. Safety population n=278; ITT IMV population n=104

Exploratory Analysis: Mortality Rate at 28 Days
Multivariate Logistic Regression Derived Risk Differences, 95%CI

Population	Paridiprubart	Placebo	P-Value*
Non-IMV (n=174)	0.15 (0.12, 0.18)	0.23 (0.19, 0.26)	<0.05
Pneumonia (n=108)	0.35 (0.29, 0.41)	0.49 (0.43, 0.55)	<0.05
Acute Kidney Injury (n=48)	0.35 (0.25, 0.44)	0.53 (0.44, 0.62)	<0.05
Sepsis (n=41)	0.40 (0.37, 0.43)	0.63 (0.59, 0.66)	<0.05

* Nominal p-value, not adjusted for multiplicity

Methodology and Background

Consistent with the original analysis, all prespecified efficacy evaluations were conducted under the same statistical analysis plan (SAP) using an identical multivariate logistic regression model and the same covariates. The SAP defined a hierarchical testing structure for adjusted 28-day mortality for the full 278-patient population as well as the 104-patient IMV ITT population. Both analyses were prespecified and locked prior to unblinding. Exploratory analyses were subsequently conducted for the 174 non-IMV randomized subjects, using the same model and covariates. Additional exploratory analyses were conducted for subjects with acute kidney injury, sepsis or pneumonia, using the same model but with subgroup-appropriate covariates to account for clinical differences.

The study was managed and analyses were conducted by JSS Medical Research, an international contract research organization.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in the Company’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended September 30, 2025.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the timing and success of the Company’s clinical trials and regulatory approvals.

These forward-looking statements should not be relied upon as predictions of future events and the Company cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by the Company or any other person that the Company will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edesa Biotech, Inc.

Date: February 24, 2026	By:	/s/ Peter J. Weiler
	Name:	Peter J. Weiler
	Title:	Chief Financial Officer